Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of January 29, 2014,

among

RICE DRILLING B LLC,

as Borrower,

The Guarantors and Parent Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated for reference purposes as of January 29, 2014 but effective as of the Sixth Amendment Effective Date as defined in Section 4 below, is among RICE DRILLING B LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors and Parent Guarantors (the Guarantors and Parent Guarantors, together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 25, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has informed the Administrative Agent and the Lenders that, in contemplation of the IPO (as defined below), (i) the Borrower formed Rice Energy Inc., a Delaware corporation (“REI”), as a direct wholly-owned subsidiary of the Borrower, (ii) the Borrower transferred its Equity Interests in REI to Rice Energy Appalachia, LLC, a Delaware limited liability company and a direct parent of the Borrower (“REA”), (iii) REA has formed or is forming a new Delaware limited liability company (“Merger LLC”) as a direct wholly-owned subsidiary of REA, (iv) the Borrower has merged with and into Merger LLC (or will do so prior to the Sixth Amendment Effective Date) and following such merger the Borrower is (or will be) the surviving entity and (v) all Equity Interests in REA have been, or will substantially contemporaneously with the Sixth Amendment Effective Date be, contributed by the holders thereof to REI in exchange for Equity Interests in REI (the transactions described in the foregoing clauses (i) through (v) and the other transactions contemplated in connection therewith, collectively, the “IPO Related Transactions”).

C. After giving effect to the IPO Related Transactions, the Borrower is a wholly-owned subsidiary of REA, and REA is a wholly-owned subsidiary of REI.

D. Substantially contemporaneously with the Sixth Amendment Effective Date, REI will be consummating an initial public offering of Equity Interests (the “IPO”) in accordance with the Registration Statement (as defined below), whereby REI will become a publicly traded corporation.

E. The Borrower has informed the Administrative Agent and the Lenders that REI and Rice Drilling C LLC, a Pennsylvania limited liability company and a wholly-owned subsidiary of the Borrower (“Rice Drilling C”), has entered into that certain Transaction Agreement dated as of December 6, 2013 (such agreement, as amended or modified with the consent of the Administrative Agent, the “Alpha Shale Acquisition Agreement”), with

Foundation PA Coal Company, LLC, a Delaware limited liability company (the “Seller”), pursuant to which Rice Drilling C (or REI on behalf of Rice Drilling C) will purchase from the Seller 50% of the Equity Interests in Alpha Shale Holdings LLC, a Delaware limited liability company (“Alpha Shale Holdings”), and 49.5% of the Equity Interests comprising limited partnership interests in Alpha Shale Resources LP, a Delaware limited partnership (“Alpha Shale Resources”), as a result of which both Alpha Shale Holdings and Alpha Shale Resources will become wholly-owned direct or indirect subsidiaries of Rice Drilling C (such Equity Interests in Alpha Shale Holdings and Alpha Shale Resources, collectively, the “Specified Equity Interests”, and such acquisition, the “Alpha Shale Acquisition”), and the Borrower has provided a copy of the Alpha Shale Acquisition Agreement to the Administrative Agent.

F. The Borrower has informed the Administrative Agent and the Lenders that, contemporaneously with the Sixth Amendment Effective Date, (i) all amounts due under that certain Credit Agreement dated as of September 7, 2012 among Alpha Shale Resources, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto (as amended prior to the date hereof, the “Alpha Shale Credit Agreement”) will be paid in full, all commitments to lend under such credit facility will be terminated, and all Liens securing such credit facility will be released upon such payment, (ii) Alpha Shale Holdings and Alpha Shale Resources will become Guarantors under the Credit Agreement (after giving effect to this Sixth Amendment), and (iii) REI and REA will become Parent Guarantors under the Credit Agreement (after giving effect to this Sixth Amendment).

G. The parties hereto desire to amend the terms of the Credit Agreement in certain respects to, among other things, (i) reflect the IPO Related Transactions, the IPO and the Alpha Shale Acquisition, (ii) reflect the addition of Alpha Shale Holdings and Alpha Shale Resources as Guarantors, (iii) reflect the addition of REI and REA as Parent Guarantors, (iv) increase the Borrowing Base from $200,000,000 to $350,000,000 to be effective as of the Sixth Amendment Effective Date upon consummation of the Alpha Shale Acquisition and (v) increase the Aggregate Maximum Credit Amounts to $1,500,000,000 to be effective as of the Sixth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Continuing Director” means, at any date, an individual (a) who is a director of REI on the Sixth Amendment Effective Date, (b) who, as of the date of determination, has been a director of REI for at least the twelve preceding months, (c) who has been nominated to be a director of REI, directly or indirectly, by a Permitted Investor or Persons nominated by a Permitted Investor or (d) who has been nominated or designated to be a director of REI by a majority of the other Continuing Directors then in office.

“Existing Alpha Shale Letters of Credit” means the letters of credit listed on Annex II.

“Parent Guarantors” means REI and REA.

“Parent Guaranty and Pledge Agreement” means the Guaranty and Pledge Agreement executed by the Parent Guarantors on the Sixth Amendment Effective Date in form and substance satisfactory to the Administrative Agent pursuant to which the Parent Guarantors (a) guaranty, on a joint and several basis, payment of the Obligations, and (b) grant Liens and a security interest on the Parent Guarantors’ personal property constituting “collateral” as defined therein in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations, as the same may be amended, modified, supplemented or restated from time to time.

“Permitted Control Group” means the “group” within the meaning of Section 13(d) or 14(d) of the Exchange Act comprised of the parties (other than REI) to that certain Stockholders Agreement dated as of January 29, 2014 and effective as of the Sixth Amendment Effective Date; provided that such “group” shall cease to be a “Permitted Control Group” if at any time the “ANR Entities” as defined in such agreement acquire, in the aggregate, direct or indirect beneficial ownership of a percentage of ordinary voting power of the outstanding Equity Interests of REI for the election of directors of REI that is greater than the percentage of the ordinary voting power for the election of directors of REI owned in the aggregate, directly or indirectly, beneficially, by the Permitted Investors.

“REA” means Rice Energy Appalachia, LLC, a Delaware limited liability company.

“REI” means Rice Energy Inc., a Delaware corporation.

“Senior Notes” means senior unsecured notes issued pursuant to Section 9.02(h).

“Sixth Amendment” means that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of January 29, 2014, among the Borrower, the Guarantors and Parent Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means the date on which the Sixth Amendment became effective in accordance with the terms thereof.

2.2 Deleted Definitions. The definitions of “Alpha Shale PV10”, “Continuing Manager” and “Qualifying IPO” are hereby deleted in their entirety from Section 1.02 of the Credit Agreement.

2.3 Amended Definitions. The definitions of “Adjusted PV10”, “Aggregate Maximum Credit Amounts”, “Applicable Margin”, “Borrowing Base”, “Change in Control”, “Excluded Swap Obligation”, “Fee Letters”, “Guarantors”, “Indemnified Taxes”, “Letter of Credit”, “Loan Documents”, “Material Adverse Effect”, “Maturity Date”, “Net Secured Debt”, “Obligations”, “Permitted Tax Distributions”, “Secured Swap Agreement”, “Secured Swap Party”, “Security Instruments” and “Subsidiary” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Adjusted PV10” means, as of any date of determination, an amount equal to the sum of (a) the PV10 of the Oil and Gas Properties of the Borrower and the Guarantors as of the most recent date for which a Reserve Report has been prepared and delivered to the Administrative Agent, as such PV10 may have been thereafter adjusted to reflect any Transfers, and (b) an amount equal to $6,250 multiplied by the number of net acres then under lease by the Borrower and its Subsidiaries in the Utica Shale on such date (other than acres that have then been included in drilling units for wells with Proved Reserves for which PV10 value has been assigned as contemplated in clause (a) of this definition); provided than any Utica Shale Acreage acquired after the Effective Date shall be valued at cost.

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06. The Aggregate Maximum Credit Amounts of the Lenders as of the Sixth Amendment Effective Date is $1,500,000,000.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<25%	≥25% <50%	≥50% <75%	≥75% <90%	≥90%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the Sixth Amendment Effective Date, the Borrowing Base shall be $350,000,000.

“Change in Control” means

(a) any Person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Permitted Investors (or any intermediate companies owned directly or indirectly by the Permitted Investors, or the Permitted Control Group), shall at any time have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of voting power of the outstanding Equity Interests of REI having more than the greater of (i) 35% of the ordinary voting power for the election of directors of REI and (ii) the percentage of the ordinary voting power for the election of directors of REI owned in the aggregate, directly or indirectly, beneficially, by the Permitted Investors; or

(b) at any time Continuing Directors shall not constitute at least a majority of the directors of REI; or

(c) a “Change in Control” (as defined in the documentation for any Material Debt) shall have occurred; or

(d) REA shall cease to be a wholly-owned subsidiary of REI or the Borrower shall cease to be a wholly-owned subsidiary of REA.

“Excluded Swap Obligation” means, with respect to the Borrower, the Guarantors and the Parent Guarantors individually determined, any Obligations in respect of any Swap Agreement if, and solely to the extent that, all or a portion of the guarantee of the Borrower or such Guarantor or Parent Guarantor of, or the grant by the Borrower or such Guarantor or Parent Guarantor of a security interest to secure, such Obligations in respect of any Swap Agreement (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of the Borrower’s or such Guarantor’s or Parent Guarantor’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act) with respect to such Swap Obligation at any time such guarantee or grant of a security interest becomes effective with respect to such related Obligations in respect of any Swap Agreement.

“Fee Letters” means the fee letter agreement, dated March 22, 2013 among Borrower, Wells Fargo Bank and Arranger, the fee letter agreement dated December 11, 2013 among Borrower, Wells Fargo Bank and Arranger, and any other fee letters that may hereafter be entered into between Administrative Agent and Borrower and/or any Guarantor or Parent Guarantor.

“Guarantors” means Alpha Shale Holdings, LLC, a Delaware limited liability company, Alpha Shale Resources, LP, a Delaware limited partnership, Rice Drilling C LLC, a Pennsylvania limited liability company, Rice Drilling D, Rice Olympus Midstream LLC, a Delaware limited liability company, Rice Poseidon Midstream LLC, a

Delaware limited liability company, and each other Restricted Subsidiary that guarantees the Obligations pursuant to Section 8.14(b); provided, that, for the avoidance of doubt, the term “Guarantors” shall not include the Parent Guarantors.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower, any Guarantor or any Parent Guarantor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement and any Existing Alpha Shale Letter of Credit.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Fee Letters, the Intercreditor Agreement, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property or condition (financial or otherwise) of the Borrower, the Guarantors and the Parent Guarantors taken as a whole, (b) the ability of the Borrower, any Guarantor or any Parent Guarantor to perform its obligations under the Loan Documents, or (c) the validity or enforceability of the Loan Documents or the rights and remedies of the Administrative Agent, the Issuing Bank or any Lender under the Loan Documents.

“Maturity Date” means the earlier of (a) January 29, 2019 and (b) the date that is 180 days prior to the maturity date for the Permitted Second Lien Debt if any portion of the Permitted Second Lien Debt remains outstanding as of such date.

“Net Secured Debt” means, as of any date of determination, the sum of (a) the outstanding principal amount of the Loans plus the LC Exposure, (b) the outstanding principal amount of the Permitted Second Lien Debt, and (c) the outstanding principal amount of any other Debt for borrowed money of the Borrower and the Restricted Subsidiaries that is secured by Liens, minus (d) the Cash Equivalents of the Borrower and the Guarantors that are either unrestricted or are reserved or otherwise dedicated to the payment of Debt described in any of the foregoing clauses (a), (b), or (c).

“Obligations” means any and all amounts owing or to be owing (including all interest on any of the Loans, any interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, any Guarantor or any Parent Guarantor (or could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) by the Borrower, any Guarantor or any Parent Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) (a) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document or (b) to any Secured Swap Party under any Secured Swap Agreement, but excluding any additional transactions or confirmations entered into (i) after such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Swap Party to another Secured Swap Party that is not a Lender or an Affiliate of a Lender or (c) to any Treasury Management Lender under any Lender Treasury Management Agreement, including in each case all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor or Parent Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor or Parent Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor or Parent Guarantor.

“Permitted Tax Distributions” means distributions to REA and REI that are used for payment of the actual amount of consolidated tax liabilities of REI and its subsidiaries.

“Secured Swap Agreement” means (a) any Swap Agreement between Alpha Shale Resources, LP and any Lender or Affiliate of a Lender that exists on the Sixth Amendment Effective Date, and (b) any Swap Agreement between (i) the Borrower or any Restricted Subsidiary and (ii) any Person that was, on the date such Swap Agreement was entered into, a Lender or an Affiliate of a Lender, even if such Person subsequently ceases to be a Lender (or an Affiliate thereof) for any reason.

“Secured Swap Party” means the counterparty opposite the Borrower or any Restricted Subsidiary under any Secured Swap Agreement.

“Security Instruments” means the mortgages, deeds of trust, pledge agreements, security agreements, control agreements and other agreements, instruments, supplements or certificates described or referred to in Exhibit E, and any and all other agreements, instruments, supplements, consents or certificates (including the Guaranty and Pledge Agreement and the Parent Guaranty and Pledge Agreement) now or hereafter executed and delivered by the Borrower or any other Person (other than Secured Swap Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) as security for the payment or performance of the Obligations, the Notes, this Agreement or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“Subsidiary” means any subsidiary of the Borrower.

2.4 Amendment to Sections 2.07(d) and 3.04(c)(iii) of the Credit Agreement. Sections 2.07(d) and 3.04(c)(iii) of the Credit Agreement are each hereby amended by inserting “Section 2.07(e) or” immediately prior to all references to “Section 9.11” contained therein.

2.5 Addition of New Clause (e) to Section 2.07 of the Credit Agreement. Section 2.07 of the Credit Agreement is hereby amended to add a new clause (e) immediately following clause (d) thereof, which clause (e) shall read in full as follows:

(e) Reduction of Borrowing Base Upon Issuance of Senior Notes. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary set forth herein, upon the issuance of any Senior Notes permitted by Section 9.02(h), the Borrowing Base then in effect shall be automatically reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount), and, in each case, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank, and the Lenders on such date until the next redetermination or modification of the Borrowing Base pursuant to this Agreement; provided, that, notwithstanding the foregoing to the contrary, no such reduction of the Borrowing Base shall occur with respect to the first $300,000,000 of Senior Notes issued by the Borrower or any Restricted Subsidiary following the Sixth Amendment Effective Date.

2.6 Amendment to Section 2.08(b) of the Credit Agreement. Section 2.08(b) of the Credit Agreement is hereby amended by inserting the following sentence immediately prior to the first sentence thereof (before giving effect to this Sixth Amendment):

The Existing Alpha Shale Letters of Credit shall be deemed to have been issued hereunder as of the Sixth Amendment Effective Date.

2.7 Amendment to Section 2.08(j)(iv). Section 2.08(j)(iv) of the Credit Agreement is hereby amended (a) by deleting the reference to “the Borrower’s and the Guarantors’ Obligations” contained in the first sentence thereof and inserting in lieu thereof a reference to “the Borrower’s, the Guarantors’ and the Parent Guarantors’ Obligations” and (b) by deleting the reference to “the Borrower and the Guarantors” contained in the fifth sentence thereof and inserting in lieu thereof a reference to “the Borrower, the Guarantors and the Parent Guarantors”.

2.8 Amendment to Section 5.03(b) of the Credit Agreement. Section 5.03(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower, any Guarantor or any Parent Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower, any Guarantor or any Parent Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(b)), (i) the Administrative Agent, any Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower, such Guarantor or such Parent Guarantor shall make such deductions and (iii) the Borrower, such Guarantor or such Parent Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

2.9 Amendment to Section 5.03(f) of the Credit Agreement. Section 5.03(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower, a Guarantor or a Parent Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

2.10 Amendment to Section 6.02(b) of the Credit Agreement. Section 6.02(b) of the Credit Agreement is hereby amended by deleting the reference to “the Borrower and the Guarantors” contained therein and inserting in lieu thereof a reference to “the Borrower, the Guarantors and the Parent Guarantors”.

2.11 Amendment to Section 7.12 of the Credit Agreement. Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.12 Insurance. The Borrower has, and has caused the Parent Guarantors and all of the Borrower’s Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in such amounts and against such risks as are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower, the Parent Guarantors, and the Borrower’s Restricted Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as a loss payee with respect to such property loss insurance covering Collateral.

2.12 Amendment to Section 7.14 of the Credit Agreement. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall upon disclosure be deemed a supplement to Schedule 7.14, (a) the Borrower has no Subsidiaries and (b) no Parent Guarantor has any subsidiaries. The Borrower has no Foreign Subsidiaries. Schedule 7.14 identifies each Subsidiary as either Restricted or Unrestricted, and each Restricted Subsidiary on such schedule is wholly-owned by the Borrower or another Restricted Subsidiary. Schedule 7.14 sets forth which Persons own the Equity Interests in REA, the Borrower and each of the Subsidiaries as of the Sixth Amendment Effective Date. As of the Sixth Amendment Effective Date, Schedule 7.14 sets forth each Person (other than a Subsidiary) in which the Borrower or a Restricted Subsidiary owns Equity Interests and the percentage of all Equity Interests in such Person owned by the Borrower or such Restricted Subsidiary.

2.13 Amendment to Section 8.01(j) of the Credit Agreement. Section 8.01(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) Information Regarding Borrower, Guarantors and Parent Guarantors. Prompt written notice of any change in (i) the Borrower, any Guarantor or any Parent

Guarantor’s corporate name, (ii) the jurisdiction in which the Borrower, any Guarantor or any Parent Guarantor is incorporated, formed, or otherwise organized, (iii) the location of the Borrower, any Guarantor or any Parent Guarantor’s chief executive office, (iv) the Borrower, any Guarantor or any Parent Guarantor’s identity or corporate, limited liability or partnership structure, or (v) the Borrower’s, any Guarantor’s or any Parent Guarantor’s organizational identification number in such jurisdiction of organization or federal taxpayer identification number. Notices of any change described in the preceding changes (i) or (ii) must be given at least thirty days prior to such change.

2.14 Amendment to Section 8.01(n) of the Credit Agreement. Section 8.01(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(n) Issuance of Senior Notes. In the event the Borrower or any Restricted Subsidiary intends to issue any Senior Notes, prior written notice of such intended offering, the intended principal amount thereof and the anticipated date of closing and, upon request of the Administrative Agent, a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any).

2.15 Addition of New Clause (o) to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended to add a new clause (o) immediately following clause (n) thereof, which clause (o) shall read in full as follows:

(o) Other Requested Information. Promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower, any Restricted Subsidiary or any Parent Guarantor (including any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

2.16 Amendment to Section 8.02(c) of the Credit Agreement. Section 8.02(c) of the Credit Agreement is hereby amended by deleting the reference to “Borrower’s or any Guarantor’s” contained therein and inserting in lieu thereof a reference to “the Borrower’s, any Guarantor’s or any Parent Guarantor’s”.

2.17 Amendment to Section 8.07 of the Credit Agreement. The first sentence of Section 8.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower will, and will cause each Parent Guarantor and each Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

2.18 Amendment to Section 8.11 of the Credit Agreement. Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.11 Further Assurances.

(a) The Borrower at its sole expense will, and will cause each Parent Guarantor and Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower, any Parent Guarantor or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents that may be reasonably necessary or appropriate in connection therewith.

(b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, describing all or any part of the Collateral without the signature of the Borrower, any Parent Guarantor or any Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

2.19 Amendments to Section 8.14(c) of the Credit Agreement. Clause (c) of Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) The Borrower agrees that it will not, and will not permit any Guarantor or Parent Guarantor to, grant a Lien on any Property to secure the Permitted Second Lien Debt without contemporaneously granting to the Administrative Agent, as security for the Obligations, a first priority, perfected Lien (subject only to Permitted Liens other than Liens securing Permitted Second Lien Debt) on the same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Administrative Agent. In connection therewith, the Borrower shall, and shall cause each Guarantor or Parent Guarantor to execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

2.20 Amendment to Section 8.16 of the Credit Agreement. Section 8.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.16 Commodity Exchange Act Keepwell Provisions. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide to each Parent Guarantor and each Restricted Subsidiary such funds or other support as may be needed from time to time by such Parent Guarantor or Restricted Subsidiary in order for such Parent Guarantor or Restricted Subsidiary to honor its Obligations with respect to Swap Agreements, whether such Swap Agreements are entered into directly by such Parent Guarantor or Restricted Subsidiary or are guaranteed under the Parent Guaranty and

Pledge Agreement or the Guaranty and Pledge Agreement, as applicable (provided, however, that the Borrower shall only be liable under this Section 8.16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.16, or otherwise under this Agreement or any Loan Document, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.16 shall remain in full force and effect until this Agreement is terminated in accordance with its terms. Borrower intends that this Section 8.16 constitute a “keepwell, support, or other agreement” for the benefit of each Parent Guarantor and Restricted Subsidiary for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.21 Deletion of Section 8.18 of the Credit Agreement. Section 8.18 of the Credit Agreement is hereby deleted in its entirety.

2.22 Amendment to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended by (a) deleting the references to “Section 9.02(i)” and “$15,000,000” contained in clause (b) thereof and replacing each with a reference to “Section 9.01(j)” and “$50,000,000”, respectively, (b) deleting clauses (h) and (i) thereof in their entirety, and (c) adding new clauses (h), (i) and (j) immediately following clause (g) thereof, which clauses (h), (i) and (j) shall read in full as follows:

(h) Debt in respect of senior unsecured notes; provided that, (i) no Default, Event of Default or Borrowing Base Deficiency exists at the time of the incurrence of such Debt or would result therefrom (including after giving effect to any automatic reduction in the Borrowing Base pursuant to Section 2.07(e)), (ii) the Permitted Second Lien Debt has been paid in full or will be paid in full solely with the proceeds of such incurrence, (iii) the interest rate of such Debt is not greater than a market interest rate as of the time of its incurrence, (iv) such Debt does not have any scheduled amortization of principal or a maturity date prior to 180 days after the date referred to in clause (a) of the definition of Maturity Date, (v) after giving effect to the incurrence of such Debt, the Borrower is in pro forma compliance with Section 9.01 (calculated in a manner reasonably acceptable to the Administrative Agent) and (vi) the terms of such Debt (other than the interest rate thereon and the other compensation payable to the holders thereof) are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents.

(i) Debt which represents an extension, refinancing, or renewal of any of the Senior Notes; provided that, (i) the principal amount of such Debt is not increased (other than by the costs, fees, premiums and expenses and by accrued and unpaid interest paid in connection with any such extension, refinancing or renewal) except in compliance with the preceding clause (h) (it being understood, for the avoidance of doubt, that any such increase in the principal amount of such Debt shall be deemed to be incurred under the preceding clause (h) and subject to Section 2.07(e) hereof), (ii) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Debt so extended, refinanced or renewed and such extension, refinancing or renewal does not result in any principal amount owing in respect of Senior Notes becoming due earlier than the date that is 180 days after the date referred to in clause (a) of the definition of Maturity Date, and (iii) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Debt must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Debt.

(j) other Debt so long as (i) the aggregate principal amount of all Debt described in this Section 9.02(j) at any one time outstanding plus (ii) the aggregate principal amount of all Debt permitted under Section 9.02(b) at any one time outstanding shall not exceed $50,000,000 in the aggregate.

2.23 Amendment to Section 9.03(e) of the Credit Agreement. Section 9.03(e) of the Credit Agreement is hereby amended by deleting the reference to “Section 9.02(i)” contained therein and inserting in lieu thereof a reference to “Section 9.02(j)”.

2.24 Amendments to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by (a) amending and restating clause (a)(iii) thereof to read in its entirety as “(iii) The Borrower may pay Permitted Tax Distributions to REA and/or REI”, (b) amending and restating clause (c) thereof to read in its entirety as “(c) [reserved.]” and (c) amending and restating clause (b) thereof to read in full as follows:

(b) The Borrower will not, and will not permit any Parent Guarantor or Restricted Subsidiary to, prior to the date that is 91 days after the Maturity Date, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any principal of any Permitted Second Lien Debt or Debt in respect of Senior Notes, except that, so long as no Borrowing Base Deficiency or Event of Default exists or results therefrom and subject, in the case of Permitted Second Lien Debt, to the terms and conditions set forth in the Intercreditor Agreement, the Borrower or applicable Parent Guarantor or Restricted Subsidiary may (i) substantially contemporaneously with its receipt of any cash proceeds from any sale by REI of Equity Interests in REI, voluntarily prepay or otherwise Redeem any principal of Permitted Second Lien Debt or Debt in respect of Senior Notes in an amount equal to the amount of the net cash proceeds received by the Borrower and/or Parent Guarantors or Restricted Subsidiaries from such sale of Equity Interests (other than Disqualified Capital Stock) of REI, (ii) promptly after voluntarily electing to issue or incur any Debt permitted under Section 9.02(h) in an amount sufficient to repay the Permitted Second Lien Debt in full, prepay or otherwise Redeem all, but not less than all, of the Permitted Second Lien Debt, (iii) refinance the Permitted Second Lien Debt with other Permitted Second Lien Debt in accordance with the Intercreditor Agreement and (iv) refinance Senior Notes in accordance with Section 9.02(i);

2.25 Amendment to Section 9.05(i) of the Credit Agreement. Section 9.05(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) [reserved.]

2.26 Amendment to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement is hereby amended by inserting the following sentence immediately prior to the first sentence thereof (before giving effect to this Sixth Amendment):

The Borrower will not permit REI to Transfer any Equity Interests in REA or permit REA to Transfer any Equity Interests in the Borrower.

2.27 Amendment to Section 9.15(b) of the Credit Agreement. Section 9.15(b) of the Credit Agreement is hereby amended by deleting the reference to “and/or, in the case of any designation of any member of the Alpha Shale Group as an Unrestricted Subsidiary, Section 9.05(i)” contained therein.

2.28 Amendment to Section 9.17 of the Credit Agreement. Section 9.17 of the Credit Agreement is hereby amended and restated to read in full as follows:

Section 9.17 Amendments to Certain Debt Documents. The Borrower will not, and will not permit any Parent Guarantor or Restricted Subsidiary to, enter into or permit any supplement, modification, amendment or amendment or restatement of, or waive any right or obligation of any Person under, (a) any Permitted Second Lien Debt Document except as permitted by the Intercreditor Agreement, or (b) any Permitted Subordinated Convertible Debt Documents or any Permitted NPI Debt Documents if the effect thereof would, in either case, (i) make the terms of any such documents materially more onerous to the Borrower, any Parent Guarantor or any Restricted Subsidiary, (ii) increase the principal amount of the Permitted Subordinated Convertible Debt or the Permitted NPI Debt, as applicable, (iii) increase the interest rate applicable to the Permitted Subordinated Convertible Debt or the Permitted NPI Debt, as applicable, or (iv) otherwise reasonably be expected to be materially adverse to the interests of the Borrower or the Lenders.

2.29 Amendments to Section 10.01 of the Credit Agreement.

(a) Section 10.01 of the Credit Agreement is hereby amended by deleting all references to “Borrower or any Restricted Subsidiary” contained in clauses (c), (e), (h), (i) and (j) and replacing all such references with “Borrower, any Restricted Subsidiary or any Parent Guarantor”.

(b) Section 10.01(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower, a Parent Guarantor or a Guarantor party thereto or, in the case of the Intercreditor Agreement, against any other party thereto, or shall be repudiated by any of them, or cease to create valid and perfected Liens of the priority required thereby on the Collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement or the Security Instruments, or the Borrower, any Parent Guarantor or any Guarantor or any of their Affiliates shall so state in writing.

2.30 Amendment to Section 10.02(a) of the Credit Agreement. Section 10.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) In the case of an Event of Default other than one described in Section 10.01(h) or Section 10.01(i), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower, the Parent Guarantors and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including the payment of Cash Collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower, each Parent Guarantor and each Guarantor; and in case of an Event of Default described in Section 10.01(h) or Section 10.01(i), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower, the Parent Guarantors, and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including the payment of Cash Collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower, each Parent Guarantor and each Guarantor.

2.31 Amendment to Section 10.02(c) of the Credit Agreement. Section 10.02(c) of the Credit Agreement is hereby amended by deleting the reference to “the Borrower or any Guarantor” contained in the last paragraph thereof and inserting in lieu thereof a reference to “the Borrower, any Parent Guarantor or any Guarantor”.

2.32 Amendment to Section 12.03(b) of the Credit Agreement. Section 12.03(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) THE BORROWER SHALL INDEMNIFY EACH AGENT (AND ANY SUB-AGENT THEREOF), THE ARRANGER, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY

OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, (ii) THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (iii) THE FAILURE OF THE BORROWER, ANY PARENT GUARANTOR OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iv) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER, ANY PARENT GUARANTOR OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (v) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER, THE PARENT GUARANTORS AND THE BORROWER’S SUBSIDIARIES BY SUCH PERSON, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER, ANY PARENT GUARANTOR OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER, ANY PARENT GUARANTOR OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER, ANY PARENT GUARANTOR OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER, ANY PARENT GUARANTOR OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER, ANY PARENT GUARANTOR OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER, ANY PARENT

GUARANTOR OR ANY OF THE BORROWER’S SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER, ANY PARENT GUARANTOR OR ANY OF THE BORROWER’S SUBSIDIARIES, OR ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO OR WHETHER BROUGHT BY THE BORROWER, ANY PARENT GUARANTOR, ANY GUARANTOR OR ANY OTHER PARTY, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

2.33 Amendment to Section 12.19 of the Credit Agreement. Section 12.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 12.19 USA Patriot Act Notice. Each Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, each Parent Guarantor and each Guarantor, which information includes the name and address of the Borrower, each Parent Guarantor and each Guarantor and other information that will allow it to identify the Borrower, each Parent Guarantor and each Guarantor in accordance with the Act.

2.34 Replacement of Schedule 7.14. Schedule 7.14 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.14 attached hereto and Schedule 7.14 attached hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.

2.35 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.

2.36 New Annex II. Annex II attached hereto shall be deemed to be attached as Annex II to the Credit Agreement.

Section 3. Borrowing Base Increase Upon Consummation of the Alpha Shale Acquisition. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased, effective as of the Sixth Amendment Effective Date, to be $350,000,000 and shall remain at $350,000,000 until the next Scheduled Redetermination, Interim Redetermination, or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base redetermination provided for herein shall not be deemed a Scheduled Redetermination or an Interim Redetermination of the Borrowing Base elected by the Borrower or the Required Lenders for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Conditions Precedent. This Sixth Amendment will take effect on the date on which the conditions set forth below in this Section 4 are satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Sixth Amendment Effective Date”). The Administrative Agent shall notify the Borrower and the Lenders of the Sixth Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Sixth Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 2:00 p.m., central standard time, on February 28, 2014 (and, in the event such conditions are not so satisfied or waived, this Sixth Amendment shall be deemed null and void and of no force and effect).

4.1 The Administrative Agent shall have received counterparts of this Sixth Amendment from the Loan Parties and each of the Lenders.

4.2 The Administrative Agent shall have received duly executed counterparts of (a) the Parent Guaranty and Pledge Agreement executed by REA and REI, (b) an assumption agreement executed by Alpha Shale Holdings and Alpha Shale Resources pursuant to which Alpha Shale Holdings and Alpha Shale Resources will become parties to the Guaranty and Pledge Agreement and the Intercreditor Agreement, (c) new mortgages duly executed by Alpha Shale Resources and (d) any amendments requested by the Administrative Agent to any existing mortgages previously delivered by a Loan Party under the Credit Agreement, in each case, in form and substance satisfactory to the Administrative Agent. In connection with the execution and delivery of the such Security Instruments, the Administrative Agent shall be reasonably satisfied that the Liens under such Security Instruments will, upon the recording of such Security Instruments and the requisite UCC financing statements, as applicable, be first priority, perfected Liens (subject only to Permitted Liens other than Liens securing Permitted Second Lien Debt), after giving effect to the Alpha Shale Acquisition, on (i) at least 80% of the total PV10 of the proved Oil and Gas Properties evaluated in the most recent Reserve Report (as supplemented by any applicable Reserve Report relating to the Oil and Gas Properties of Alpha Shale Resources), (ii) 80% of the Unproven Utica Shale Acreage, (iii) substantially all of each Gathering System then in operation, and (iv) all other Property purported to be pledged as Collateral pursuant to the Security Instruments including, without limitation, all Equity Interests in each Loan Party other than REI.

4.3 To the extent not already in possession of the Administrative Agent, the Administrative Agent shall have received the original certificates, if any exist, evidencing the Equity Interests of each Loan Party (other than REI), together with an appropriate undated stock or equity interest power for each certificate duly executed in blank by the registered owner thereof.

4.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.5 The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of the Borrower and each other Loan Party setting forth (a) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of the Borrower or such other Loan Party to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated hereby and in those documents, (b) the officers of the Borrower or such other Loan Party who are authorized to sign the Loan Documents to which such Loan Party is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the limited liability company agreement, the articles or certificate of incorporation and bylaws (or comparable organizational documents) of the Borrower and such other Loan Party, certified as being true and complete (or, if previously delivered and certified in connection with the Credit Agreement, a certification that such documents have not been amended, modified, supplemented or rescinded and remain in full force and effect). The Administrative Agent and the Lenders may conclusively rely on each such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.6 The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each other Loan Party.

4.7 The IPO shall have been consummated in accordance with (a) the Form S-1 Registration Statement File No. 333-192894 initially filed by REI with the SEC on December 16, 2013, as amended prior to the date hereof (the “Registration Statement”), (b) the certificate of incorporation and other organizational documents of REI and (c) all Governmental Requirements, and the Administrative Agent shall have received copies of any documentation related thereto that it has reasonably requested.

4.8 The consummation of the IPO shall have resulted in gross cash proceeds to REI in an amount not less than $400,000,000, and REI shall have contributed, directly or indirectly, all of such proceeds (less underwriting discounts, offering expenses and other costs of the IPO) to the Borrower and/or shall have used such net cash proceeds for the Borrower’s benefit to complete the Alpha Shale Acquisition and pay the Alpha Shale Group Debt.

4.9 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying (a) that Rice Drilling C is concurrently consummating the Alpha Shale Acquisition and acquiring all of the Specified Equity Interests as contemplated in the Alpha Shale Acquisition Agreement, with no condition precedent or other provision of the Alpha Shale Acquisition Agreement having been waived, amended, supplemented or otherwise modified in any manner that is adverse to the interests of the Lenders, (b) as to the purchase price to be paid for the Specified Equity Interests on or about the Sixth Amendment Effective Date, after giving effect to all adjustments, if any, as of the Sixth Amendment Effective Date contemplated by the Alpha Shale Acquisition Agreement, (c) that attached to such certificate is a true, correct and complete copy of all amendments, if any, to the Alpha Shale Acquisition Agreement (or, if there have not been any amendments to the Alpha Shale Acquisition Agreement after December 6, 2013, such certificate shall include a statement to that effect), (d) that, after giving effect to the Alpha Shale Acquisition, Rice Drilling C owns, directly or indirectly, 100% of the outstanding Equity Interests of both Alpha Shale Holdings and Alpha Shale Resources, and (e) that the IPO Related Transactions have been consummated or are being consummated contemporaneously herewith.

4.10 After giving effect to the Alpha Shale Acquisition and any additional title information delivered to the Administrative Agent in connection therewith, the Administrative Agent shall have received title information satisfactory to it on at least 80% of the total PV10 of the Proved Oil and Gas Properties evaluated in the most recent Reserve Report, as supplemented by any applicable Reserve Report relating to the Properties of Alpha Shale Resources (but not, for the avoidance of doubt, with respect to the status of title on the Gathering Systems).

4.11 The Administrative Agent shall be satisfied that (a) the Alpha Shale Group Debt and all other amounts due under the Alpha Shale Credit Agreement have been or are being paid in full, (b) that all commitments to lend thereunder have been terminated, and (c) all Liens securing such the Alpha Shale Credit Agreement will be released upon such payment in full.

4.12 The Administrative Agent shall have received an opinion of Thompson & Knight, LLP, special counsel to the Loan Parties, and local counsel in the States of Ohio and Pennsylvania, in each case in form and substance reasonably satisfactory to the Administrative Agent.

4.13 The Administrative Agent shall have received a certificate of insurance coverage of the Borrower, the Parent Guarantors and the Guarantors evidencing that such entities are carrying insurance in accordance with Section 7.12 of the Credit Agreement (after giving effect to this Sixth Amendment).

4.14 The Administrative Agent and Wells Fargo Securities, LLC shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date including, without limitation, the upfront fees described in Section 4.15 below.

4.15 The Administrative Agent shall have received, for the account of each of the Lenders, upfront fees in an aggregate amount for each such Lender equal to (a) fifty basis points (0.50%) of the amount of such Lender’s Increased Commitment (as defined below), if any, (b) twelve and one half basis points (0.125%) of the amount of such Lender’s Continued Alpha Shale Commitment (as defined below), if any, and (c) seven and one half basis points (0.075%) of the amount of such Lender’s Continued Rice Commitment (as defined below), if any. As used in this Section 4.15 with respect to any Lender:

“Existing Rice Commitment” means such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to this Sixth Amendment;

“Existing Alpha Shale Commitment” means such Lender’s “Commitment”, if any, under and as defined in the Alpha Shale Credit Agreement, as amended prior to the Sixth Amendment Effective Date;

“New Rice Commitment” means such Lender’s Commitment that is in effect after giving effect to this Sixth Amendment;

“Continued Rice Commitment” means the lesser of such Lender’s Existing Rice Commitment and such Lender’s New Rice Commitment;

“Continued Alpha Shale Commitment” means, for any Lender that has an Existing Alpha Shale Commitment, the lesser of (i) such Lender’s Existing Alpha Shale Commitment, and (ii) the positive amount, if any, by which (A) such Lender’s New Rice Commitment exceeds (B) such Lender’s Existing Rice Commitment; and

“Increased Commitment” means, the amount, if any, by which such Lender’s New Rice Commitment exceeds the sum of such Lender’s Existing Rice Commitment plus such Lender’s Existing Alpha Shale Commitment, if any.

4.16 After giving effect to this Sixth Amendment and the Alpha Shale Acquisition, the outstanding principal amount of all Loans under the Credit Agreement (as amended hereby) shall be $0.

4.17 The Administrative Agent shall have received duly executed counterparts of a joinder agreement in form and substance satisfactory to the Administrative Agent pursuant to which REI and REA shall become parties to the Intercreditor Agreement.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) agrees that its guarantee under the Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Sixth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Sixth Amendment, no Event of Default exists.

5.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

GUARANTORS:	RICE DRILLING C LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE POSEIDON MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE OLYMPUS MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By:	Alpha Shale Holdings, LLC, its general partner

	By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

PARENT GUARANTORS:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

CITIBANK, N.A., as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

COMERICA BANK, as a Lender

By:	/s/ Jeff Treadway
Name:	Jeff Treadway
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	25.00%	$375,000,000.00
Barclays Bank PLC	15.00%	$225,000,000.00
BMO Harris Financing, Inc.	15.00%	$225,000,000.00
Citibank, N.A.	10.00%	$150,000,000.00
Comerica Bank	10.00%	$150,000,000.00
Fifth Third Bank	10.00%	$150,000,000.00
Royal Bank of Canada	10.00%	$150,000,000.00
Goldman Sachs Bank USA	5.00%	$75,000,000.00

TOTAL	100.00%	$1,500,000,000.00

ANNEX I

ANNEX II

EXISTING ALPHA SHALE LETTERS OF CREDIT

The Existing Alpha Shale Letters of Credit are the following standby letters of credit that have been issued by Wells Fargo Bank, N.A. at the application of Alpha Shale Resources:

LC #	Issue Date	Maturity Date	Amount	Beneficiary
IS0063039U	8/12/2013	8/9/2014	$3,203,951.00	Columbia Gas Transmission, LLC
IS0063041U	8/12/2013	8/9/2014	$1,254,435.00	Columbia Gas Transmission, LLC
IS0084685U	9/17/2013	9/10/2014	$377,880.00	Columbia Gas Transmission, LLC
IS0087965U	9/19/2013	9/10/2014	$5,541,593.00	Columbia Gas Transmission, LLC

ANNEX II

SCHEDULE 7.14

SUBSIDIARIES

Restricted Subsidiaries	Ownership of Restricted Subsidiary	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business and Chief Executive Office

Rice Drilling C LLC	100% by Rice Drilling B LLC	Pennsylvania	3906088	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

Rice Drilling D LLC	100% by Rice Drilling B LLC	Delaware	5060349	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

Rice Poseidon Midstream LLC	100% by Rice Drilling B LLC	Delaware	5334098	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

Rice Olympus Midstream LLC	100% by Rice Drilling B LLC	Delaware	5334101	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

Alpha Shale Holdings, LLC	100% membership interests owned by Rice Drilling C LLC	Delaware	4761770	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

Alpha Shale Resources, LP	99.9% limited partnership interest owned by Rice Drilling C LLC 0.1% general partnership interest owned by Alpha Shale Holdings, LLC	Delaware	4761777	171 Hillpointe Drive, Suite 301 Canonsburg PA 15317

The above ownership interests in Alpha Shale Holdings, LLC and Alpha Shale Resources, LP are presented after giving effect to the Alpha Shale Acquisition.

Unrestricted Subsidiaries	Ownership of Unrestricted Subsidiary	Jurisdiction of Organization
Blue Tiger Oilfield Services LLC	100% membership interests owned by Rice Drilling B LLC	Delaware
RDB Real Estate Holding LLC*	100% membership interests owned by Rice Drilling B LLC	Pennsylvania

*	entity to be dissolved

SCHEDULE 7.14

Other Equity Interests owned by the Borrower and Guarantors as of the Sixth Amendment Effective Date

Entity	Ownership of Entity	Jurisdiction of Organization
Countrywide Energy Services LLC	50% membership interests owned by Rice Drilling B LLC	Pennsylvania

The only subsidiary directly owned by REI is REA, and REI owns 100% of the membership interests in REA.

The only subsidiary that is directly owned by REA is the Borrower, and REA owns 100% of the membership interests in the Borrower.

SCHEDULE 7.14